SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2004

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-19034	No. 13-3444607

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 OLD SAW MILL RIVER ROAD, TARRYTOWN, NY		10591-6707

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (914) 347-7000

NOT APPLICABLE

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.A: PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2004, Regeneron Pharmaceuticals, Inc. announced its financial results for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99(a).

The information included in this Current Report on Form 8-K shall not be deemed “filed” for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

          99(a) Press Release of Regeneron Pharmaceuticals, Inc. dated October 28, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regeneron Pharmaceuticals, Inc.
	By:	/s/ Stuart Kolinski
Stuart Kolinski
Date: October 28, 2004		Vice President & General Counsel